UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 9, 2011
Date of Report (Date of earliest event reported)

Amtech Systems, Inc.
(Exact name of registrant as specified in its charter)

Arizona	000-11412	86-0411215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

131 S. Clark Drive, Tempe, AZ		85281
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code		480 967-5146

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 9, 2011, Amtech Systems, Inc. (the “Company”) filed a Current Report on Form 8-K (the "Original Filing") with the Securities and Exchange Commission regarding the Company's request for an order granting the immediate withdrawal of its Registration Statement on Form S-3 (Registration No. 333-172115) together with all exhibits and amendments thereto (the “Registration Statement”).

The press release referenced in the Original Filing as Exhibit 99.1 was inadvertently omitted from the filing. The press release is filed as Exhibit 99.1 to this Amendment to the Original Filing (the "Amendment").

There is no other change made to the Original filing. This Amendment makes no attempt to reflect events occurring after the filing of the Original Filing and does not change any previously reported disclosures contained in that document.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 9, 2011, announcing the filing of the Withdrawal Application with the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMTECH SYSTEMS, INC.

September 9, 2011	By: /s/ Robert T. Hass
Name: Robert T. Hass Title: VP & Chief Accounting Officer